Exhibit 31.2

                            FORM 10-KSB CERTIFICATION

         I, Leslie J. Handler, certify that:

         1. I have reviewed this annual report on Form 10-KSB of Nova Communications, Inc. for the year ending June 30, 2005;

         2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Nova Communications Inc. as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and have:

         a. Designed such disclosure controls and procedures to ensure that material information relating to Nova Communications, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

         b) Evaluated the effectiveness of Nova Communications, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         c. Disclosed in this report any change in Nova Communications, Inc.'s internal controls over financial reporting that occurred during Nova Communications, Inc.'s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, Nova Communications, Inc.'s internal control over financial reporting.

         5. I and the other certifying officer have disclosed, based on our most recent evaluation of internal control over financial reporting, to Nova Communications, Inc.'s auditors and the audit committee of Nova Communications, Inc.'s board of directors:

         A. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Nova Communications, Inc,'s ability to record, process, summarize and report financial information; and

         B. Any fraud, whether or not material, that involves management or other employees who have a significant role in Nova Communications, Inc,'s internal control over financial reporting.

October 24, 2005                     NOVA COMMUNICATIONS, INC.

                                 By: /s/ LESLIE J. HANDLER
                                 --------------------------
                                 Leslie J. Handler, President and
                                 Acting Chief Financial Officer